Supplement, dated February 28, 2008,
                     to the Prospectuses, dated May 1, 2007,
                                       for
               Seligman Income and Growth Fund, Inc. (the "Fund")


This Supplement supersedes and replaces the Supplement dated January 18, 2008 to the Fund's prospectuses. Capitalized terms without definitions have the same meaning as in the Fund's Prospectuses. These changes are effective March 3, 2008.

The following hereby supersedes and replaces the first and second paragraphs under the section entitled "Portfolio Management":

The Fund is managed by Seligman's Core/Growth Investment Team co-headed by Messrs. John B. Cunningham and Erik J. Voss, Seligman's Investment Grade Team headed by Mr. Francis L. Mustaro, and Seligman's High- Yield Team headed by Mr.
J. Eric Misenheimer.

Mr. Cunningham, a Managing Director and Chief Investment Officer of Seligman, is Vice President and Portfolio Manager of the Fund. He is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation (a closed-end investment company), Vice President and Co-Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc. and Vice President of Seligman Portfolios, Inc. ("SPI") and Portfolio Manager of its Seligman Common Stock Portfolio. Prior to joining Seligman in 2004, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team.

Mr. Voss, a Managing Director of Seligman, is Co-Portfolio Manager of the Fund. In addition to his responsibilities in respect of the Fund, Mr. Voss is Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc., Vice President of SPI and Portfolio Manager of its Seligman Capital Portfolio and Co-Portfolio Manager of Seligman Common Stock Portfolio, Co-Portfolio Manager of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation, and portfolio manager of one other registered investment company. Prior to joining Seligman in 2006, Mr. Voss was a portfolio manager at Wells Capital Management Incorporated from January 2005 through March 2006, and prior thereto, Strong Capital Management, Inc. from October 2000 through January 2005.

The following hereby supersedes and replaces the penultimate paragraph under the section entitled "Portfolio Management":

Mr. Cunningham is the lead portfolio manager and primarily responsible for the composition of the equity securities portion of the Fund's portfolio, including investments in REITs and preferred stocks. Mr. Voss provides advice, analysis and recommendations to Mr. Cunningham and may also make investment decisions for the Fund's equity portfolio. Mr. Mustaro generally makes the investment decisions with respect to investment grade fixed-income securities. Mr. Misenheimer is responsible for investing in high-yield securities. Mr. Cunningham, in consultation with Messrs. Voss, Mustaro and Misenheimer, determines the allocation among the available asset classes.

                      Supplement, dated February 28, 2008,
         to the Statement of Additional Information, dated May 1, 2007, for
                      Seligman Income and Growth Fund, Inc.
                                  (the "Fund")

Capitalized terms without definitions have the same meaning as in the Fund's Statement of Additional Information. These changes are effective March 3, 2008.

The following is hereby added to the table under the section entitled "Portfolio Managers -- Other Accounts Managed by Portfolio Managers" (the table headings have been restated for your convenience):

------------------------------------------------------------------------------------------------------------
                               Other Registered            Other Pooled
   Portfolio Manager         Investment Companies      Investment Vehicles            Other Accounts
------------------------------------------------------------------------------------------------------------
 Erik J. Voss                7 Other Registered        0 Other Pooled             20 Other Accounts with
                             Investment Companies      Investment Vehicles as     approximately $245.8
                             with approximately $3.6   of December 31, 2007       million in total assets
                             billion in net assets                                under management as of
                             under management as of                               December 31, 2007.
                             December 31, 2007.
------------------------------------------------------------------------------------------------------------

The following is hereby added to the section entitled "Portfolio Managers -- Compensation":

For the year ended December 31, 2007, as compensation for his responsibilities, Mr. Voss received (i) a fixed base salary; (ii) a fixed minimum bonus; and (iii) a bonus based on the investment performance of two other Seligman investment companies for which Mr. Voss serves as Portfolio Manager (the "Voss Funds") as compared to the funds constituting the Lipper averages that include the Voss Funds.

The following is hereby added to the section entitled "Portfolio Managers -- Securities Ownership":

As of December 31, 2007, Mr. Voss did not own any shares of the Fund.